UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 12, 2004
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

           5511                                      01-0609375
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     (Commission File Number)              (IRS Employer Identification No.)

  622 Third Avenue, 37th Floor, New York, NY                    10017
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    (Address of principal executive offices)                  (Zip Code)

                                 (212) 885-2500
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Item 8.01  Other Events.

The registrant hereby files the press release attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

               Exhibit No.         Description

               99.1 Press Release of Asbury Automotive Group, Inc., dated October 12, 2004.

The registrant issued a press release on October 12, 2004, announcing that based on preliminary unaudited financial information for the quarter ended September 30, 2004, the Company's earnings from continuing operations are expected to be between $0.39 and $0.41 per diluted share, compared to $0.51 in the prior year quarter, which press release is attached hereto as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ASBURY AUTOMOTIVE GROUP, INC.



Date:  October 12, 2004           By:     /s/ Kenneth B. Gilman
                                          --------------------------------------
                                  Name:   Kenneth B. Gilman
                                  Title:  President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.     Description

99.1            Press Release dated October 12, 2004.